AFL-CIO HOUSING INVESTMENT TRUST

Portfolio Performance Commentary:
July 2011

For the month of July 2011, the AFL-CIO Housing Investment Trust (HIT) had a gross return of 1.28% and a net return of 1.24%.  Its benchmark, the Barclays Capital Aggregate Bond Index (Barclays Aggregate), reported a return of 1.59% for the month.

July 2011 gross relative performance:  -0.31%

Performance for periods ended July 31, 2011
(Returns for periods exceeding one year are annualized)

	YTD	1 Year	3 Year	5 Year	10 Year
HIT Total Gross Rate of Return	4.44%	4.71%	7.44%	6.93%	6.18%
HIT Total Net Rate of Return	4.16%	4.26%	6.97%	6.48%	5.76%
Barclays Capital Aggregate Bond Index	4.35%	4.44%	7.05%	6.57%	5.68%

The performance data quoted represents past performance and is no guarantee of future results.  Investment results and principal value will fluctuate so that units in the HIT, when redeemed, may be worth more or less than their original cost.  The HIT's current performance may be lower or higher than the performance quoted.  Performance data current to the most recent month-end is available from the HIT's website at www.aflcio-hit.com.  Gross performance figures do not reflect the deduction of HIT expenses.  Net performance figures reflect the deduction of HIT expenses and are the performance figures investors experience in the HIT.  Information about HIT expenses can be found on page 1 of the HIT’s current prospectus.

Positive contributions to the HIT’s performance included:

●	The HIT’s ongoing yield advantage over the Barclays Aggregate.

●
The HIT’s underweight to agency single family fixed-rate mortgage-backed securities (RMBS) as this sector was the worst performing major sector in the Barclays Aggregate, with “excess returns” of -65 basis points (bps). As of July 31, 2011, the portfolio had a 25.9% allocation to RMBS compared to the index’s 33.0% allocation.

Negative contributions to the HIT’s performance included:

●
Strong performance by corporate bonds, which had excess returns relative to Treasuries of 33 bps, the best performing major sector in the Barclays Aggregate.  The HIT does not invest in corporate bonds, whereas this sector comprised 20.1% of the index as of July 31, 2011.

●
The portfolio’s overweight to the highest credit quality sector of the investment grade universe, whose “excess returns” were the lowest among the four credit ratings buckets (AAA, AA, A, and BBB) of the Barclays Aggregate.  Those returns were -28, 3, 26, and 30 bps, respectively.  The HIT has an overweight with respect to the index in high credit quality investments.  Approximately 94% of the HIT portfolio is AAA-rated or carries a government or government-sponsored enterprise (GSE) guarantee, compared to approximately 76% for the Barclays Aggregate.

AFL-CIO HOUSING INVESTMENT TRUST                                                      July 2011 Performance Commentary

●
Widening of spreads relative to Treasuries for agency multifamily MBS in the HIT’s portfolio.  Spreads on Ginnie Mae permanent loan certificates widened by approximately 11 bps relative to Treasuries, while construction/permanent loan certificate spreads widened by approximately 24 bps.  Fannie Mae multifamily DUS securities experienced similar weaker performance relative to Treasuries, with longer duration structures widening the most and the 10/9.5 structure widening 8 bps.

July 2011 Sector Performance

Sector	Absolute Return	Excess Return (bps)	Modified Adjusted Duration
U.S. Treasuries	+1.82%	0	5.48
Agencies	+0.98%	-5	3.37
Single family agency MBS (RMBS)	+0.93%	-65	4.33
Corporates	+2.52%	+33	6.65
Commercial MBS (CMBS)	+0.89%	-37	3.53
Asset-backed securities (ABS)	+1.14%	+18	3.19
Source: Bloomberg L.P.

Change in Treasury Yields

Maturity	6/30/11	7/31/11	Change
3 Month	0.010%	0.092%	0.0813%
6 Month	0.097%	0.153%	0.0560%
1 Year	0.183%	0.199%	0.0153%
2 Year	0.458%	0.355%	-0.1023%
3 Year	0.796%	0.537%	-0.2586%
5 Year	1.761%	1.356%	-0.4051%
7 Year	2.496%	2.094%	-0.4018%
10 Year	3.160%	2.796%	-0.3639%
30 Year	4.371%	4.118%	-0.2526%
Source: Bloomberg L.P.

Investors should consider the HIT’s investment objectives, risks, and charges and expenses carefully before investing. This and other information is contained in the HIT’s prospectus. To obtain a prospectus, call the HIT at 202-331-8055 or visit www.aflcio-hit.com. The prospectus should be read carefully before investing.

This document contains forecasts, estimates, opinions, and/or other information that is subjective. It should not be considered as investment advice or a recommendation of any kind.